SUPPLEMENT DATED APRIL 2, 2007
TO
PROSPECTUS DATED MAY 1, 2004
FOR

PROTECTIVE FI VARIABLE ANNUITY
(FORMERLY CHASE INSURANCE VARIABLE ANNUITY)

ISSUED BY
PROTECTIVE ACQUIRED VARIABLE ANNUITY SEPARATE ACCOUNT
(FORMERLY CHASE VARIABLE ANNUITY SEPARATE ACCOUNT)
AND
PROTECTIVE LIFE INSURANCE COMPANY

This Supplement amends certain information contained in your Chase Insurance Variable Annuity Prospectus. Please read this Supplement carefully and retain it for future reference.

          On July 3, 2006, Protective Life Insurance Company (“Protective Life”) acquired Chase Insurance Life and Annuity Company (“CILAAC”) from JPMorgan Chase & Co. Prior to April 1, 2007, the Protective FI Variable Annuity contracts (formerly, Chase Insurance Variable Annuity contracts) (the “Contracts”) were offered and issued by CILAAC. On April 1, 2007, CILAAC merged into and with Protective Life (the “Merger”). On the date of the Merger, Protective Life acquired from CILAAC all of CILAAC’s assets and became directly liable for CILAAC’s liabilities and obligations with respect to all Contracts issued by CILAAC then outstanding.

          The Chase Variable Annuity Separate Account (now known as Protective Acquired Variable Annuity Separate Account) was transferred from CILAAC to Protective Life. Contracts previously issued by CILAAC now are Contracts of Protective Life, which will service and maintain your Contract in accordance with their terms.

          Protective Life has reinsured 100% of the variable annuity business of CILAAC to Commonwealth Annuity and Life Insurance Company, a subsidiary of The Goldman Sachs Group, Inc., formerly known as Allmerica Financial Life and Annuity Company. The benefits and provisions of the Contracts are not changed by these transactions.

          The Merger was approved by the boards of directors of Protective Life and CILAAC. The Merger also received regulatory approval from the Tennessee and Illinois Departments of Insurance, the states of domicile of Protective Life and CILAAC, respectively. The Merger did not affect the terms of, or the rights and obligations under your Contract, other than to reflect the change of the company that guarantees your Contract benefits from CILAAC to Protective Life. You will receive a Contract endorsement from Protective Life that reflects the change from CILAAC to Protective Life. The Merger also did not result in any adverse tax consequences for any Contract owners.

          Protective Life is a Tennessee corporation founded in 1907. Our offices are located at 2801 Highway 280 South, Birmingham, Alabama 35223. Our web site address is: www.protective.com. We provide life insurance, annuities, and guaranteed investment contracts. We currently are licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2006, we had total assets of approximately $39.2 billion. We are the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $39.8 billion at December 31, 2006.